Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Nilam Resources Inc. (the “Company”) for the quarter ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer, acting President, acting Treasurer, and the acting principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Nilam Resources Inc.

Date: December 15, 2012

/s/ Shahin Tabatabaei

Shahin Tabatabaei, Director, Chief Executive Officer, Acting Chief

Financial Officer, and Acting Principal Accounting Officer